                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                              JOHN HANCOCK FUNDS II
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              JOHN HANCOCK FUNDS II
                               601 CONGRESS STREET
                        BOSTON, MASSACHUSETTS 02210-2805

                                                                   July 11, 2006

Dear Shareholder:

     Enclosed is the Information Statement of John Hancock Funds II (the "Trust") regarding the following subadviser and sub-subadviser changes for the series or funds (each, a "Fund") of the Trust named below. These changes became effective on April 28, 2006.

NAME OF FUND                      PRIOR SUBADVISER                  NEW SUBADVISER / SUB-SUBADVISER
------------                      ----------------                  -------------------------------
U.S. Government Securities Fund   Salomon Brothers Asset            Western Asset Management Company
                                  Management, Inc. ("SaBAM")        ("Western Asset")

High Yield Fund                   SaBAM                             Western Asset / Western Asset
                                                                    Management Company Limited ("WAMCL")

Strategic Bond Fund               SaBAM                             Western Asset / WAMCL

Emerging Small Company Fund       Franklin Advisers, Inc.           RCM Capital Management LLC  ("RCM")
                                  ("Franklin")

Real Estate Securities Fund       Deutsche Asset Management, Inc.   DeAM / RREEF America L.L.C.
                                  ("DeAM")                          ("RREEF")*

----------
* DeAM continues to be the subadviser to the Real Estate Securities Fund but has delegated day-to-day management of the Fund to its affiliate, RREEF, as sub-subadviser.

     These subadviser and sub-subadviser changes will not result in any increase in the advisory fee rates for the Funds. Each subadviser to a Fund is compensated by the Trust's investment adviser, John Hancock Investment Management Services, LLC (the "Adviser"), out of the advisory fee it receives from the Fund, and any sub-subadviser is similarly compensated by a Fund's subadviser out of the subadvisory fee it receives from the Adviser.

     PLEASE NOTE THAT THE TRUST IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT YOU VOTE OR SEND A PROXY, WITH RESPECT TO THESE SUBADVISER AND SUB-SUBADVISER CHANGES. The enclosed Information Statement, however, provides information about the new subadvisory arrangements.

     If you have any questions regarding the Information Statement or the new subadvisory arrangements, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291.

                                        Sincerely,


                                        /s/ BETSY ANNE SEEL
                                        ----------------------------------------
                                        Betsy Anne Seel
                                        Secretary
                                        John Hancock Funds II

                              JOHN HANCOCK FUNDS II
                               601 CONGRESS STREET
                        BOSTON, MASSACHUSETTS 02210-2805

                                   ----------

                              INFORMATION STATEMENT

                        NEW SUBADVISORY ARRANGEMENTS FOR
                      THE U.S. GOVERNMENT SECURITIES FUND,
                      HIGH YIELD FUND, STRATEGIC BOND FUND,
                         EMERGING SMALL COMPANY FUND AND
                           REAL ESTATE SECURITIES FUND

                                   ----------

                                  INTRODUCTION

     This Information Statement provides notice of and information regarding new subadvisory arrangements for the above-named series or funds (each, a "Fund") of John Hancock Funds II (the "Trust"). It is first being sent to shareholders of these Funds on or about July 11, 2006.

     THE TRUST. The Trust is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 81 separate series corresponding to 81 registered Funds.

     THE ADVISER. John Hancock Investment Management Services, LLC (the "Adviser") serves as investment adviser for the Trust and for each of the Funds. Pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"), the Adviser administers the business and affairs of the Trust and retains and compensates subadvisers which manage the investment and reinvestment of the assets of the Funds. The Adviser and each of the subadvisers and sub-subadvisers named in this Information Statement is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     THE DISTRIBUTOR. John Hancock Funds, LLC (the "Distributor") serves as the Trust's distributor.

     The offices of the Adviser and the Distributor are located at 601 Congress Street, Boston, MA 02210, and their ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

     Pursuant to an order received from the Securities and Exchange Commission ("SEC"), the Adviser may, without obtaining shareholder approval, enter into and change the terms (including subadvisory fees) of subadvisory agreements with Fund subadvisers which are not affiliates of the Adviser. Because the new subadvisory arrangements described in this Information Statement do not involve subadvisers or sub-subadvisers which are affiliated with the Adviser for purposes of the SEC order, THE TRUST IS NOT REQUIRED TO ASK SHAREHOLDERS FOR A PROXY, AND SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY, TO APPROVE THE NEW SUBADVISORY ARRANGEMENTS.

     ANNUAL AND SEMI-ANNUAL REPORTS. The Trust will furnish, without charge, a copy of the Trust's most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, once available, please call the Trust at 1-800-225-5291.

                    OVERVIEW OF NEW SUBADVISORY ARRANGEMENTS

     At its meeting held on March 30-31, 2006, the Board of Trustees of the Trust (the "Board" or "Trustees"), including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), approved new subadvisory and sub-subadvisory agreements appointing new subadvisers and sub-subadvisers as described below for the Funds named below. These changes became effective on April 28, 2006.

          NAME OF FUND                    PRIOR SUBADVISER            NEW SUBADVISER / SUB-SUBADVISER
          ------------            -------------------------------   -----------------------------------
U.S. Government Securities Fund   Salomon Brothers Asset            Western Asset Management Company
                                  Management, Inc. ("SaBAM")        ("Western Asset")

High Yield Fund                   SaBAM                             Western Asset / Western Asset
                                                                    Management Company Limited ("WAMCL")

Strategic Bond Fund               SaBAM                             Western Asset / WAMCL

Emerging Small Company Fund       Franklin Advisers, Inc.           RCM Capital Management LLC  ("RCM")
                                  ("Franklin")

Real Estate Securities Fund       Deutsche Asset Management, Inc.   DeAM / RREEF America L.L.C.
                                  ("DeAM")                          ("RREEF")*

----------
* DeAM continues to be the subadviser to the Real Estate Securities Fund but has delegated day-to-day management of the Fund to its affiliate, RREEF, as sub-subadviser.

     Under the new subadvisory and sub-subadvisory agreements, the subadvisers or sub-subadvisers manage the investment and reinvestment of the assets of the Funds, subject to the supervision of the Board and the Adviser (or the subadviser in the case of a sub-subadviser), and formulate continuous investment programs for the Funds consistent with their respective investment objectives and policies. The subadvisers or sub-subadvisers implement such programs by purchases and sales of securities and regularly report thereon to the Board and the Adviser (or the subadviser in the case of a sub-subadviser). The new agreements do not result in any change in the nature or level of the services provided to the Funds.

     Under the agreements, each subadviser is paid a fee by the Adviser out of the advisory fee it receives from the applicable Fund, and each sub-subadviser is paid a fee by the subadviser out of the fee it receives from the Adviser. THESE SUBADVISORY AND SUB-SUBADVISORY FEES FOR A FUND ARE NOT ADDITIONAL CHARGES TO THE FUND.

     Advisory, subadvisory and sub-subadvisory fees for a Fund are each determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying an annual percentage rate schedule (including breakpoints, if any) for a Fund to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. "Aggregate Net Assets" include the net assets of the Fund and of a corresponding portfolio of John Hancock Trust ("JHT") that is managed by the same subadviser (but only for the period during which the subadviser to the Fund also serves as the subadviser to the JHT portfolio). JHT is also a mutual fund which is registered under the 1940 Act and for which the Adviser is the investment adviser.

     The new subadvisers and sub-subadvisers, their compensation under the new subadvisory and sub-subadvisory agreements, and the Board's determinations in approving the particular subadvisory arrangements are described in separate sections below for: (i) the U.S. Government Securities Fund, High Yield Fund and Strategic Bond Fund; (ii) the Emerging Small Company Fund; and (iii) the Real Estate Securities Fund.

     Additional information regarding the Board's evaluation of the Trust's advisory and subadvisory arrangements and a description of the common terms of the prior and new subadvisory and sub-subadvisory agreements are included, respectively, under the captions "Board Evaluation of Advisory and Subadvisory Arrangements" and "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements."

     For information about the executive officers and directors of, and comparable funds managed by, the new subadvisers and sub-subadvisers, see the following appendices to this Information Statement:

          Appendix A: Addition Information About Western Asset and WAMCL Appendix B: Additional Information About RCM
          Appendix C: Additional Information About RREEF

                            NEW SUBADVISORY AGREEMENT
                     FOR THE U.S. GOVERNMENT SECURITIES FUND

                 NEW SUBADVISORY AND SUB-SUBADVISORY AGREEMENTS
                   FOR THE HIGH YIELD AND STRATEGIC BOND FUNDS

     At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, voted to approve: (i) the replacement of SaBAM, and new subadvisory agreements appointing Western Asset, as the subadviser to the U.S. Government Securities Fund, High Yield Fund, and Strategic Bond Fund; and (ii) new sub-subadvisory agreements appointing WAMCL as the sub-subadviser to the High Yield Fund and Strategic Bond Fund.

     The new subadvisory and sub-subadvisory agreements are dated April 28, 2006. The prior subadvisory agreements with SaBAM, dated December 1, 2005, were most recently approved by the Board (including a majority of the Independent Trustees) on September 21, 2005 in connection with the then proposed sale of SaBAM by its parent entity, Citigroup, Inc. ("Citigroup"), to Legg Mason, Inc. ("Legg Mason"), as described below.

WESTERN ASSET AND WAMCL

     Western Asset is a California company, founded in 1971, which specializes in managing fixed-income investments for institutional accounts such as corporate pension plans, mutual funds and endowment funds. Its offices are located at 385 East Colorado Boulevard, Pasadena, CA 91101.

     WAMCL is a United Kingdom company which specializes in managing currency transactions and non-U.S. dollar denominated, fixed-income investments for institutional accounts. Its offices are located at 10 Exchange Square, Primrose Street, London EC2A 2EN.

     Each of Western Asset and WAMCL is a wholly-owned subsidiary of Legg Mason, a financial services company located at 100 Light Street, Baltimore, MD 21202.

     On December 1, 2005, Citigroup completed the sale of substantially all of its worldwide asset management business, including SaBAM, to Legg Mason. As a result, SaBAM became a wholly-owned subsidiary of Legg Mason. Following this acquisition, Legg Mason has undertaken to integrate the former Citigroup fixed-income investment operations with those of Legg Mason's affiliates, Western Asset and WAMCL. This process has involved, among other things, the sharing for periods of time by Western Asset, WAMCL and SaBAM of certain employees, including portfolio managers, and certain portfolio manager changes with respect to the U.S. Government Securities, High Yield and Strategic Bond Funds as described in the Supplement dated March 31, 2006 to the Trust's Prospectus dated October 17, 2005. Subsequent to the April 28, 2006 effective date of the new subadvisory and sub-subadvisory agreements, the former SaBAM portfolio managers for each of the U.S. Government Securities Fund, High Yield Fund, and Strategic Bond Fund prior to that date have continued as Western Asset and/or WAMCL portfolio managers for the Funds.

     The terms of the prior subadvisory agreements with SaBAM and new subadvisory and sub-subadvisory agreements with, respectively, Western Asset and WAMCL are substantially the same except for changes in compensation as described below and are described under "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements." For additional information about Western Asset and WAMCL, see Appendix A.

COMPENSATION

     Subadviser Compensation. As compensation for its services under the new subadvisory agreements, the subadviser is paid a subadvisory fee by the Adviser with respect to each Fund. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) for a Fund to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. The following table sets forth the schedules of the annual percentage rates of the subadvisory fees for the Funds under the prior and new subadvisory agreements. As indicated, the subadvisory fee rates under the new subadvisory agreements have decreased for the first $500 million of Aggregate Net Assets and remain the same for Aggregate Net Assets in excess of $500 million.

                                SUBADVISORY FEES
                     (RATES APPLIED TO AGGREGATE NET ASSETS)

                                      PRIOR SUBADVISORY AGREEMENT    NEW SUBADVISORY AGREEMENT
                                      ---------------------------   ---------------------------
                                          First       Excess Over       First       Excess Over
FUND                                  $500 million   $500 million   $500 million   $500 million
----                                  ------------   ------------   ------------   ------------
U.S. Government Securities Fund (1)      0.200%         0.100%         0.170%         0.100%

High Yield Fund (2)                      0.275%         0.200%         0.250%         0.200%

Strategic Bond Fund (3)

----------
(1) Aggregate Net Assets include the net assets of the Fund and of the JHT U.S. Government Securities Trust. Their respective net assets at December 31, 2005 were $183,376,750 and $416,764,049.

(2) Aggregate Net Assets include the net assets of the Fund and of the JHT High Yield Trust. Their respective net assets at December 31, 2005 were $1,376,649,641 and $1,638,438,519.

(3) Aggregate Net Assets include the net assets of the Fund and of the JHT Strategic Bond Trust. Their respective net assets at December 31, 2005 were $477,703,793 and $703,745,010.

     The Funds did not commence operations until October 2005. Consequently no subadvisory fees were paid to SaBAM for services to the Funds for the Trust's fiscal year ended August 31, 2005.

     Sub-Subadviser Compensation. As compensation for its services under the new sub-subadvisory agreements for the High Yield and Strategic Bond Funds, WAMCL is paid a subadvisory fee for each Fund by Western Asset out of the subadvisory fee it receives from the Adviser. The sub-subadvisory fee is determined as a pro-rata share of Western Asset's subadvisory fee based on the proportion of the net assets of the Fund managed from time to time by WAMCL.

DECREASE IN ADVISORY FEES

     In connection with the decrease in subadvisory fee rates described above, the Board, including all the Independent Trustees, also approved at the March 30-31, 2006 meeting an amendment to the Advisory Agreement with respect to each of the Funds decreasing the rates of the advisory fees paid to the Adviser by the Funds. The advisory fee for each Fund is determined on the basis of Aggregate Net Assets in the same manner as the subadvisory fee. The following table sets forth the prior and new schedules of the annual percentage rates of the advisory fees for the Funds. As under the new subadvisory agreements, the advisory fee rates under the amended Advisory Agreement have decreased for the first $500 million of Aggregate Net Assets and remain the same for Aggregate Net Assets in excess of $500 million. The decrease in advisory fee rates became effective on April 28, 2006.

                                  ADVISORY FEES
                     (RATES APPLIED TO AGGREGATE NET ASSETS)

                                        PRIOR ADVISORY FEE RATES       NEW ADVISORY FEE RATES
                                      ---------------------------   ---------------------------
                                          First       Excess Over       First       Excess Over
FUND                                  $500 million   $500 million   $500 million   $500 million
----                                  ------------   ------------   ------------   ------------
U.S. Government Securities Fund (1)      0.650%         0.550%         0.620%         0.550%

High Yield Fund (2)                      0.725%         0.650%         0.700%         0.650%

Strategic Bond Fund (3)

----------
(1) Aggregate Net Assets include the net assets of the Fund and of the JHT U.S. Government Securities Trust.

(2) Aggregate Net Assets include the net assets of the Fund and of the JHT High Yield Trust.

(3) Aggregate Net Assets include the net assets of the Fund and of the JHT Strategic Bond Trust.

     The Funds did not commence operations until October 2005. Consequently no advisory fees were paid to the Adviser for services to the Funds for the Trust's fiscal year ended August 31, 2005.

CONSIDERATION BY THE BOARD OF TRUSTEES

     Various factors considered by the Board in approving the subadvisory agreements with Western Asset for the U.S. Government Securities, High Yield and Strategic Bond Funds and the sub-subadvisory agreements with WAMCL for the High Yield and Strategic Bond Funds are described below under "Board Evaluation of Advisory and Subadvisory Arrangements." In addition, the Board's approval was based on a number of specific considerations, including the following:

     1. Each of Western Asset and WAMCL has extensive experience (Western Asset since 1971) as a manager with respect to fixed-income assets, and their respective expertise in managing U.S. fixed-income securities and currency transactions and non-U.S. dollar-denominated fixed-income securities are complementary;

     2. Each of Western Asset and WAMCL may be expected to provide a high quality of investment personnel to the Funds, and the service of the former SaBAM portfolio managers as Western Asset and/or WAMCL portfolio managers provides continuity in management services;

     3. The historical performance of comparable mutual funds and other accounts managed by Western Asset or WAMCL has generally exceeded the performance of the Funds and their respective benchmark indices, as follows:

          -- a blended group of U.S. Government accounts managed by Western Asset has outperformed its blended benchmark of U.S. Government indices over the one, three and five year periods and the Short Government Bond peer group average over the one, three and five year periods;

          -- the Western Asset High Yield Composite has outperformed its benchmark index over the most recent one-year period (but not three and five year periods) and its peer group average over the one, three and five year periods; and

          -- The Western Asset Core Plus Bond Institutional mutual fund has outperformed its benchmark index over the three and five (but not one) year periods and its peer group average over the one, three and five year periods; and

4. The subadvisory fees with respect to the Funds are the products of arms-length negotiation between the Adviser and Western Asset, are within industry norms and in the case of the High Yield and Strategic Bond Funds are lower than their peer group medians, are lower than under the prior subadvisory agreement and will result in advisory fee decreases benefiting the shareholders of the Funds; and the subadvisory and sub-subadvisory fees are not paid by the Funds.

                            NEW SUBADVISORY AGREEMENT
                       FOR THE EMERGING SMALL COMPANY FUND

     At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, voted to accept the resignation of Franklin, and to approve a subadvisory agreement appointing RCM, as the new subadviser to the Emerging Small Company Fund. Franklin had agreed to resign as subadviser to the Fund and to the corresponding portfolio of JHT, the Emerging Small Company Trust, following discussions with the Adviser regarding the JHT portfolio's performance having lagged its peer group average over the one, three and five year periods ended December 31, 2005.

     The new subadvisory agreement with RCM is dated April 28, 2006. The prior subadvisory agreement with Franklin, dated October 17, 2005, was most recently approved by the Board (including a majority of the Independent Trustees) on September 21, 2005 and by the initial shareholder of the Fund on October 14, 2005 in connection with the organization of the Fund.

RCM

     RCM is a Delaware limited liability company with offices at Four Embarcadero Center, San Francisco, CA 94111. RCM (together with its predecessor firms) has been providing investment advisory services since 1970. RCM is a wholly-owned subsidiary of RCM US Holdings LLC ("RCM Holdings"), a Delaware limited liability company which also has offices at Four Embarcadero Center, San Francisco, CA 94111. RCM Holdings is a wholly-owned subsidiary of Allianz Global Investors AG ("AGI"). AGI, with offices at Nymphenburger Strasse 112-116, 80636 Munich, Germany, is in turn owned by Allianz AG. The offices of Allianz AG are located at Koeniginstrasse 28, Frankfurt, Germany.

     The terms of the prior subadvisory agreement with Franklin and the new subadvisory agreement with RCM are substantially the same except for changes in compensation as described below and are described under "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements." For additional information about RCM, see Appendix B.

COMPENSATION

     As compensation for its services under the new subadvisory agreement, RCM is paid a subadvisory fee by the Adviser with respect to the Fund. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. The following table sets forth the schedules of the annual percentage rates of the subadvisory fees for the Fund under the prior and new subadvisory agreements. As indicated, under the new subadvisory agreement, the annual percentage rates have two rather than three breakpoints and have decreased at all asset levels.

                                SUBADVISORY FEES
                   (RATES APPLIED TO AGGREGATE NET ASSETS) (1)

         PRIOR SUBADVISORY AGREEMENT                NEW SUBADVISORY AGREEMENT
---------------------------------------------   --------------------------------
    First          Next           Excess            First            Excess
$500 million   $500 million   Over $1 billion   $500 million   Over $500 million
------------   ------------   ---------------   ------------   -----------------
    0.55%          0.52%           0.50%            0.52%            0.45%

----------
(1) Aggregate Net Assets include the net assets of the Fund and of the JHT Emerging Small Company Trust. Their respective net assets at December 31, 2005 were $53,664,502 and $330,506,977.

     The Fund did not commence operations until October 2005. Consequently no subadvisory fee was paid to Franklin for services to the Fund for the Trust's fiscal year ended August 31, 2005.

DECREASE IN ADVISORY FEES

     In connection with the decrease in subadvisory fee rates described above, the Board, including all the Independent Trustees, also approved at the March 30-31, 2006 meeting an amendment to the Advisory Agreement decreasing the rates of the advisory fee paid to the Adviser by the Fund. The advisory fee for the Fund is determined on the basis of Aggregate Net Assets in the same manner as the subadvisory fee. The following table sets forth the prior and new schedules of the annual percentage rates of the advisory fee for the Fund. As under the new subadvisory agreement, the annual percentage rates under the amended Advisory Agreement have two rather that three breakpoints and have decreased at all asset levels.

                                  ADVISORY FEES
                   (RATES APPLIED TO AGGREGATE NET ASSETS) (1)

           PRIOR ADVISORY FEE RATES                  NEW ADVISORY FEE RATES
---------------------------------------------   --------------------------------
    First          Next           Excess            First            Excess
$500 million   $500 million   Over $1 billion   $500 million   Over $500 million
------------   ------------   ---------------   ------------   -----------------
    1.00%          0.97%           0.95%            0.97%            0.90%

----------
(1) Aggregate Net Assets include the net assets of the Fund and the net assets of the JHT Emerging Small Company Trust.

     The Fund did not commence operations until October 2005. Consequently no advisory fee was paid to the Adviser for services to the Fund for the Trust's fiscal year ended August 31, 2005.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

     In connection with approving the new subadvisory agreement with RCM for the Emerging Small Company Fund, the Board also approved changing the non-fundamental investment policies of the Fund to reflect RCM's management style. The new investment policies are as follows:

          The Fund invests, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index) (not less than $105 million and not more than $4.4 billion as of December 31, 2005). The capitalization criteria apply at the time of investment. The Fund may also invest up to 15% of its assets in foreign securities including emerging markets. The Fund may also invest from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

          RCM seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

          In addition to traditional research activities, the portfolio managers use Grassroots (sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. RCM sells securities it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

CONSIDERATION BY THE BOARD OF TRUSTEES

     Various factors considered by the Board in approving the new subadvisory agreement with RCM for the Emerging Small Company Fund are described below under "Board Evaluation of Advisory and Subadvisory Arrangements." In addition, the Board's approval was based on a number of specific considerations, including the following:

     1. RCM (together with its predecessor firm) has more than 35 years experience, as well as demonstrated skills, as a manager with respect to both U.S. and foreign equity securities and may be expected to provide a high quality of investment management services and personnel to the Fund;

     2. The performance of the Fund's corresponding JHT Portfolio, under its current management, has lagged its peer group average over the one, three and five year periods;

     3. RCM's U.S. Small Cap Core Growth Composite has outperformed its benchmark index and peer group average over the one and three year (but not five year) periods; and

     4. The subadvisory fee with respect to the Fund is the product of arms-length negotiation between the Adviser and RCM, is within industry norms, is lower than under the prior subadvisory agreement and will result in an advisory fee decrease benefiting the shareholders of the Fund; and the subadvisory fee is not paid by the Fund.

                          NEW SUB-SUBADVISORY AGREEMENT
                       FOR THE REAL ESTATE SECURITIES FUND

     At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, voted to approve a new sub-subadvisory agreement appointing RREEF as the sub-subadviser to the Real Estate Securities Fund.

     DeAM is and will continue to serve as the subadviser to the Real Estate Securities Fund but has delegated day to day management of the assets of the Fund to RREEF. As subadviser, DeAM retains ultimate responsibility for the management of the Fund and has supervisory responsibilities with respect to RREEF. The new sub-subadvisory agreement with RREEF is dated April 28, 2006. The subadvisory agreement with DeAM is dated October 17, 2005.

RREEF

     RREEF is a Delaware limited liability company founded in 1975. Its principal offices are located at 875 N. Michigan Avenue, 41st Floor, Chicago, IL, 60611. RREEF is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investing group headquartered at Taunusanlage 12, Frankfurt, Germany. DeAM is also an indirect, wholly-owned subsidiary of Deutsche Bank AG.

     The terms of the new sub-subadvisory agreement with RREEF are substantially the same as those of the subadvisory agreement with DeAM. These terms are described below under "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements." For additional information about RREEF, see Appendix C.

COMPENSATION

     As compensation for its services under the new sub-subadvisory agreement, RREEF is paid a sub-subadvisory fee by DeAM with respect to the Fund. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rate for the Fund to Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets.

For the Real Estate Securities Fund, the annual fee is the same as the annual percentage rate because, as indicated in the table below, the annual percentage rate has no breakpoints and is thus the same at all asset levels.

                              SUB-SUBADVISORY FEES
                   (RATES APPLIED TO AGGREGATE NET ASSETS) (1)

                           0.250% at all asset levels

----------
(1) Aggregate Net Assets include the net assets of the Real Estate Securities Fund and of the JHT Real Estate Securities Trust. Their respective net assets at December 31, 2005 were $647,681,950 and $1,226,478,877.

The rate of the subadvisory fee payable to DeAM under the subadvisory agreement is the same as the rate of the sub-subadvisory fee rate for RREEF. Consequently, DeAM will pay its entire subadvisory fee for the Fund to RREEF. Because the Fund did not commence operations until October 2005, no subadvisory fees were paid to DeAM for services to the Fund for the Trust's fiscal year ended August 31, 2005.

CONSIDERATION BY THE BOARD OF TRUSTEES

     Various factors considered by the Board in approving the new sub-subadvisory agreement with RREEF for the Real Estate Securities Fund are described below under "Board Evaluation of Advisory and Subadvisory Arrangements." In addition, the Board's approval was based on a number of specific considerations, including the following:

     1. RREEF, which has provided real estate investment management services to institutional investors since 1975, has extensive experience and demonstrated skills as a manager with respect to real estate securities and may be expected to provide a high quality of investment management services and personnel to the Fund;

     2. RREEF will operate under the ongoing supervision of DeAM which has been the subadviser to the Fund since its inception and to the corresponding JHT portfolio since November 2002 and which retains ultimate responsibility for portfolio management as subadviser;

     3. The DWS RREEF Real Estate Securities Fund has outperformed its benchmark index and peer group average over the one, three and five year periods; and

     4. The sub-subadvisory fee for RREEF is the same as the subadvisory fee for DeAM, which is lower than its peer group median, and there will be no increase in the advisory fee rates for the Fund; and the sub-subadvisory fee is paid by DeAM and not by the Fund.

            BOARD EVALUATION OF ADVISORY AND SUBADVISORY ARRANGEMENTS

     The Board, including the Independent Trustees, is responsible for selecting the Trust's investment adviser, approving the Adviser's selection of Fund subadvisers and approving the Trust's advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust's advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

     1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

     2.   the investment performance of the Funds and their subadvisers;

     3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

     4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser's relationship with the Trust; and

     5. comparative services rendered and comparative advisory and subadvisory fee rates.

     The Board believes that information relating to all factors is relevant to its evaluation of the Trust's advisory agreements. With respect to its evaluation of subadvisory (including sub-subadvisory) agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust's "manager-of-managers" advisory structure: factors (3) and (4) as regards subadvisers generally are not material to the Board's considerations because subadvisory fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

     In making its determination with respect to subadvisory (including sub-subadvisory) agreements, and with reference to the factors which it regularly considers, the Board reviews (1) information relating to the subadviser's business, which may include information such as business performance, representative clients, assets under management, financial stability, personnel and, if applicable, past subadvisory services to affiliated funds of the Trust; (2) the investment performance of comparatively managed funds of the Fund and comparative performance information relating to the comparatively managed fund's benchmark and comparable funds; (3) the proposed subadvisory fee for each Fund and comparative fee information; and (4) information relating to the nature and scope of other material business relationships which unaffiliated subadvisers may have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser.

     Particular considerations of the Board in approving the new subadvisory and sub-subadvisory agreements are described above in separate sections for the:
(i) the U.S. Government Securities Fund, High Yield Fund and Strategic Bond Fund; (ii) the Emerging Small Company Fund; and (iii) the Real Estate Securities Fund.

                    DESCRIPTION OF PRIOR AND NEW SUBADVISORY
                         AND SUB-SUBADVISORY AGREEMENTS

     The terms of the prior and new subsidiary and sub-subadvisory agreements are substantially the same and are described below. For convenience, the agreements are generally, collectively referred to as the "subadvisory agreement" and the subadvisers and sub-subadvisers as the "subadviser."

     DUTIES OF THE SUBADVISER. The subadviser manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Adviser (or the subadviser in the case of a sub-subadviser), and formulates a continuous investment program for the Fund consistent with its investment objective and policies. The subadviser implements such programs by purchases and sales of securities and regularly reports thereon to the Board and the Adviser (or the subadviser in the case of a sub-subadviser). At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund.

     TERM. The subadvisory agreement initially continues in effect for a period of no more than two years from the date of its execution and thereafter only if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees.

     Any required shareholder approval of any continuance of any of the subadvisory agreement is effective with respect to a Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the agreement or (b) all of the Funds of the Trust.

     If the outstanding voting securities of a Fund fail to approve any continuance of a subadvisory agreement for the Fund, the subadviser will continue to act as subadviser with respect to the Fund pending the required approval of the continuance of the agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.

     TERMINATION. The subadvisory agreement provides that it may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the agreement and, as applicable, to the Trust. The following parties or others may terminate the agreement:

     -    the Board of Trustees of the Trust;

     - the holders of a majority of the outstanding voting securities of the Fund;

     -    the Adviser; and

     - the subadviser (or the sub-subadviser in the case of a sub-subadvisory agreement).

     Each of the subadvisory agreements automatically terminates in the event of its assignment.

     AMENDMENTS. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Independent Trustees of the Trust.

     The required shareholder approval of any amendment shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all of the Funds of the Trust.

     Pursuant to an order received by the Trust from the SEC, the Adviser is permitted to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Fund), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. The Trust is therefore able to engage non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders.

     LIABILITY OF SUBADVISERS. Neither the subadviser nor any of its partners or employees will be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as subadviser to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser or any of its partners or employees.

     CONSULTATION WITH SUBADVISERS TO THE FUNDS. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadviser from consulting with the following entities concerning transactions for a Fund in securities or other assets: (a) other subadvisers to the Fund, (b) subadvisers to other Funds, and (c) subadvisers to portfolios under common control with the Fund.

     CONFIDENTIALITY OF FUND HOLDINGS. The subadviser is required to treat Trust portfolio holdings as confidential and to prohibit its employees from trading on such confidential information.

                                                                      APPENDIX A

              ADDITIONAL INFORMATION ABOUT WESTERN ASSET AND WAMCL

     This Appendix provides additional information about Western Asset, the new subadviser to the U.S. Government Securities, High Yield and Strategic Bond Funds, and WAMCL, the new sub-subadviser to the High Yield and Strategic Bond Funds.

     MANAGEMENT OF WESTERN ASSET. The names and principal occupations of the principal executive officers and directors of Western Asset are set forth below. The business address of each such person is 385 East Colorado Boulevard, Pasadena, CA 91101.

                          POSITION WITH
NAME                      WESTERN ASSET                       PRINCIPAL OCCUPATION
----                      -------------                       --------------------
James W. Hirschmann   Director and Officer   President and Chief Executive Officer, Western Asset;
                                             Managing Director, WAMCL

Peter L. Bain         Director               Senior Executive Vice President, Legg Mason

Michael Even          Director               Executive Vice President, Legg Mason

Bruce D. Alberts      Officer                Chief Financial Officer, Western Asset

Gregory B. McShea     Officer                General Counsel, Chief Compliance Officer, and Head of
                                             Legal and Compliance, Western Asset and WAMCL;
                                             Secretary, Western Asset

Gavin L. James        Officer                Director of Global Client Services, Western Asset

S. Kenneth Leech      Officer                Chief Investment Officer, Western Asset

Stephen A. Walsh      Officer                Deputy Chief Investment Officer, Western Asset

     MANAGEMENT OF WAMCL. The names and principal occupations of the principal executive officers and directors of WAMCL are set forth below. The business address of each such person is 10 Exchange Square Primrose Street, London EC2A 2EN.

NAME                   POSITION WITH WAMCL                 PRINCIPAL OCCUPATION
----                   -------------------                 --------------------
James W. Hirschmann   Director and Officer   President and Chief Executive Officer, Western
                                             Asset; Managing Director, WAMCL

Peter L. Bain         Director               Senior Executive Vice President, Legg Mason

Edward A. Taber       Director               Retired Executive Vice President, Legg Mason

Suzanne Taylor-King   Officer                Finance Officer, WAMCL

Gregory B. McShea     Officer                General Counsel, Chief Compliance Officer, and
                                             Head of Legal and Compliance, Western Asset and
                                             WAMCL; Secretary, Western Asset

     OTHER INVESTMENT COMPANIES ADVISED BY WESTERN ASSET AND WAMCL. While Western Asset and WAMCL are separate organizations, they operate together with other supervised affiliates as a combined global asset management firm. Western Asset currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the U.S. Government Securities Fund, High Yield Fund, and Strategic Bond Fund. The tables below also state the approximate size of each such fund as of December 31, 2005 and the current advisory or subadvisory fee rate for each fund as a percentage of average daily net assets.

U.S. Government Securities Fund:

                                               ASSETS AS OF      ADVISORY/SUBADVISORY
FUND                                             12/31/05             FEE RATE*
----                                           ------------      --------------------
Western Asset/Claymore U.S. Treasury           $394 million   0.55% at all asset levels
Inflation Protected Securities Fund

Western Asset/Claymore U.S. Treasury           $824 million   0.27% at all asset levels
Inflation Protected Securities Fund 2

Legg Mason U.S. Government Money Market Fund   $388 million   0.15% at all asset levels

----------
*    Western Asset is responsible for any compensation due to WAMCL.

High Yield Fund:

                                         ASSETS AS OF      ADVISORY/SUBADVISORY
FUND                                       12/31/05             FEE RATE*
----                                     ------------      --------------------
Western Asset High Yield Portfolio       $445 million   0.50% at all asset levels

Consulting Group Capital Markets Funds   $129 million   0.30% at all asset levels
High Yield Investments

Legg Mason High Yield Portfolio          $169 million   0.50% at all asset levels

----------
*    Western Asset is responsible for any compensation due to WAMCL.

Strategic Bond Fund:

                                     ASSETS AS OF            ADVISORY/SUBADVISORY
FUND                                   12/31/05                    FEE RATE*
----                                 ------------            --------------------
Western Asset Core Plus Portfolio   $6,659 million   0.45% of the first $500 million;
                                                     0.425% of the next $500 million; and
                                                     0.40% of the excess over $1 billion.

----------
*    Western Asset is responsible for any compensation due to WAMCL.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION ABOUT RCM

     This Appendix provides additional information about RCM, the new subadviser for the Emerging Small Company Fund.

     MANAGEMENT OF RCM. The names and principal occupations of the principal executive officers and directors of RCM are set forth below. The business address of each such person is Four Embarcadero Center, San Francisco, California 94111.

NAME                  POSITION WITH RCM                     PRINCIPAL OCCUPATION
----                  -----------------                     --------------------
Robert J. Goldstein   Managing Director   Chief Operating Officer; General Counsel; and Member,
                                          RCM Management Committee

Gregory M. Siemons    Director            Chief Compliance Officer; Global Head of Compliance of
                                          RCM Global Platform

Frank Udo             Managing Director   Chief Executive Officer, RCM; Member, RCM Management
                                          Committee; and Global Chief Executive Officer of
                                          Equities, Allianz Global Investors

Peter J. Anderson     Managing Director   Chief Investment Officer; and Member, RCM Management
                                          Committee

Steve J. Berexa       Managing Director   Head of U.S. Research; and Global Head of RCM Global
                                          Platform

Janie S. Kass         Managing Director   Co-Head of RCM Client Relations and Marketing Group

Seth A. Reicher       Managing Director   Co-Chief Investment Officer and Senior Portfolio Manager
                                          for the Large Cap Growth Equity Team

Joanne L. Howard      Managing Director   Co-Chief Investment Officer and Senior Portfolio Manager
                                          for the Large Cap Growth Equity Team

M. Brad Branson       Managing Director   Chief Investment Officer of the Private Client Group

     OTHER INVESTMENT COMPANY ADVISED BY RCM. RCM currently acts as adviser or subadviser to the following registered investment company or series thereof having similar investment objectives and policies to those of the Emerging Small Company Fund. The table below also states the size of such fund as of December 31, 2005 and the current advisory fee rate for such fund as a percentage of average daily net assets.

                                    ASSETS AS OF      ADVISORY/SUBADVISORY
FUND                                  12/31/05              FEE RATE*
----                                ------------      --------------------
Allianz RCM Small Cap Growth Fund    $3 million    0.85%  at all asset levels

                                                                      APPENDIX C

                       ADDITIONAL INFORMATION ABOUT RREEF

     This Appendix provides additional information about RREEF, the new sub-subadviser for the Real Estate Securities Fund.

     MANAGEMENT OF RREEF. The names and principal occupations of the principal executive officers and directors of RREEF are set forth below. The business address of each such person is 875 N. Michigan Avenue, 41st Floor, Chicago, IL, 60611.

NAME                                  POSITION WITH RREEF          PRINCIPAL OCCUPATION WITH RREEF
----                                  -------------------          -------------------------------
Barry Herbert Braitman         Managing Director                  Legal Counsel

James Noel Carbone             Managing Director                  Acquisitions

Mark D. Carlson                Managing Director                  Acquisitions

Marlena M. Casellini           Chief Operating Officer, Chief     Operations, Finance
                               Financial Officer

Anthony Conte                  Chief Compliance Officer           Compliance

Robert John Cook               Managing Director                  Portfolio Management

Peter F. Feinberg              Managing Director                  Dispositions

Laura Gaylord                  Managing Director                  Client Relations

Timothy Kevin Gonzalez         Chief Investment Officer           Portfolio Management

Christopher Lee Hughes         Global Head Real Estate Capital    Capital Markets

Timothy B. Keith               Global Head Product and Business   Product and Business Development
                               Development

Donald Alan King               Vice Chairman Deutsche Asset       Asset Management
                               Management

Charles Bertrand Leitner III   Global Head DB Real Estate         Asset Management

Asieh Mansour                  Managing Director                  Research

Dwight L. Merriman             Managing Director                  Value Added/Development

Warren Hans Otto               Managing Director                  Portfolio Management

Sollie A. Raso                 Global Head Client Relations       Client Relations

John F. Robertson              Managing Director                  Securities

Stephen Steppe                 Chief Executive Officer            Chief Executive Officer

Susan Swanezy                  Managing Director                  Client Relations

John W. Vojticek               Managing Director                  Securities

Daniel S. Weaver               Managing Director                  Acquisitions

     OTHER INVESTMENT COMPANIES ADVISED BY RREEF. RREEF currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Real Estate Securities Fund. The table below also states the size of each such fund as of December 31, 2005 and the current advisory fee rate for each fund as a percentage of average daily net assets.

FUND                                         ASSETS AS OF 12/31/05    ADVISORY/SUBADVISORY FEE RATE
----                                         ---------------------    -----------------------------
Frank Russell Investment Company - Real          $  466,677,941      0.60% of first $30 million;
Estate Securities Fund                                               0.50% of next $30 million;
                                                                     0.40% of next $30 million;
                                                                     0.25% of next $60 million;
                                                                     0.01% of next $50 million;
                                                                     0.19% of next $50 million; and
                                                                     0.28% of the excess over $250
                                                                     million.

Russell Investment Fund - Real Estate            $  128,531,327      Same as above
Securities Fund

Scudder RREEF Real Estate Securities Fund,       $1,314,502,001      0.39% at all asset levels
Inc.

Scudder VIT Fund - Real Estate Securities        $   43,813,345      0.45% at all asset levels
Portfolio

Scudder RREEF Real Estate Fund Inc.              $  564,654,453      0.25% at all asset levels

Scudder RREEF Real Estate Fund II, Inc.          $1,078,024,924      0.25% at all asset levels